Oppenheimer Balanced Fund

Supplement dated April 27, 2009 to the
Prospectus dated January 28, 2009

This supplement amends the Prospectus of Oppenheimer Balanced Fund (the "Fund") dated January 28, 2009 and replaces the supplement dated March 31, 2009.

The section titled "How the Fund is Managed – Portfolio Managers," beginning on page 21 of the Prospectus, is deleted in its entirety and is replaced by the following:

Portfolio Managers. The equity component of the Fund's portfolio is managed by Emmanuel Ferreira and the fixed-income component of the Fund's portfolio is managed by Krishna Memani and Peter A. Strzalkowski. Mr. Ferreira, Mr. Memani and Mr. Strzalkowski are primarily responsible for the day-to-day management of the Fund's investments. Mr. Ferreira has been a portfolio manager and Vice President of the Fund since January 2003. Mr. Memani has been a portfolio manager and Vice President of the Fund since April 2009 and Mr. Strzalkowski has been a portfolio manager of the Fund since April 2009.

Mr. Ferreira has been a Vice President of the Manager since January 2003. He was a Portfolio Manager at Lashire Investments from July 1999 through December 2002. He is a portfolio manager and officer of other portfolios in the OppenheimerFunds complex.

Mr. Memani has been a Senior Vice President and Head of the Investment Grade Fixed Income Team of the Manager since March 2009. Mr. Memani was a Managing Director and Head of the U.S. and European Credit Analyst Team at Deutsche Bank Securities from June 2006 through January 2009. He was the Chief Credit Strategist at Credit Suisse Securities from August 2002 through March 2006. He was a Managing Director and Senior Portfolio Manager at Putnam Investments from September 1998 through June 2002. He is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

Mr. Strzalkowski, CFA, has been a Vice President of the Manager since August 2007 and a member of the Manager's Investment Grade Fixed Income Team since April 2009. Mr. Strzalkowski was a Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, from July 2006 through August 2007. He was a Senior Portfolio Manager at Highland Capital Management, L.P. from June 2005 through July 2006 and a Senior Fixed Income Portfolio Manager at Microsoft Corp. from June 2003 through June 2005. He was a Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group, from April 2000 through June 2003 and a Vice President and Fixed Income Portfolio Manager at Centura Banks from November 1998 through April 2000. Mr. Strzalkowski is a portfolio manager and an officer of other portfolios in the OppenheimerFunds complex.

The Statement of Additional Information provides additional information about the portfolio managers' compensation, other accounts they manage and their ownership of Fund shares.

April 27, 2009

PS0240.034